UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                       811-22022

Advent/Claymore Global Convertible Securities & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:        (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
October 31, 2010

Advent/Claymore Global Convertible Securities & Income Fund

AGC

ADVENT
CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/agc

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Global Convertible Securities & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Dear Shareholder |

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2010.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, NewYork, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of September 30, 2010, Advent managed approximately $5.6 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), formerly known as Claymore Advisors, LLC (“Claymore”), serves as the Adviser to the Fund. The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC, (“Guggenheim Partners”) announced on October 15, 2009. Guggenheim Funds Distributors, Inc., an affiliate of Guggenheim Funds, offers an extensive product line of closed-end funds (CEFs), exchange-traded funds (ETFs) and unit investment trusts (UITs). Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities, which are often lower grade securities; the Fund may invest up to 40% of its managed assets in lower-grade non-convertible income securities, and the Fund will invest at least 50% of its managed assets in foreign securities.As of October 31, 2010, foreign securities (defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S.) represented 51.3% of long-term investments, and convertible securities represented 77.7% of the portfolio.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2010, the Fund generated a total return based on market price of 39.98% and a return of 20.87% based on NAV.As of October 31, 2010, the Fund’s market price of $9.36 represented a premium of 1.19% to NAV of $9.25.As of October 31, 2009, the Fund’s market price of $7.33 represented a discount of 12.43% to NAV of $8.37. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid monthly dividends of $0.0664 per share in each month from November 2009 through October 2010. The most recent dividend represents an annualized distribution rate of 8.51% based on the Fund’s closing market price of $9.36 on October 31, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be achieved in the future.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 31 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

Annual Report l October 31, 2010 l 3

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Dear Shareholder continued

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

We thank you for your investment in the Fund, and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/agc.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the Advent/Claymore Global Convertible
Securities & Income Fund

November 30, 2010

4 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Questions & Answers |

Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2010.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

• The Fund will invest at least 50% of its managed assets in convertible securities, which are often lower grade securities;

• The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and

• The Fund will invest at least 50% of its managed assets in foreign securities.

The portion of the Fund’s managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies that may be likely to default.

In furtherance of the Fund’s investment objective, the Fund engages in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund’s portfolio in an effort to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through the issuance of Auction Market Preferred Shares (“AMPSSM”). It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased returns for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.

Please tell us about the economic and market environment over the last 12 months.

The global economic recovery that began in the second half of 2009 appears to be on track, but with growth in most countries at a modest pace and plenty of bumps along the way. Developed economies face lingering problems from the financial and economic crisis of 2008 and 2009, including weak housing markets, credit restraint and households reluctant to spend. Emerging economies generally rebounded more briskly, but now may face concerns that they have grown at a pace that is not sustainable.

Despite monetary and fiscal stimulus, the U.S. economy has expanded much more slowly than in past recoveries from sharp recessions. Growth continues to be restrained by the related problems of high unemployment and ongoing weakness in the housing market. While there have been tentative signs of stabilization in the housing market, home sales remain at very low levels by historical standards, and the amount of supply on the market continues to exceed demand. Contributing to the problems in the housing market, the job market has been another drag on the economy.Although the October report on nonfarm payroll employment showed an increase, the unemployment rate remained unchanged at 9.6%. On the positive side, there should be considerable pent-up demand for durable consumer goods and business equipment after several years of spending restraint. With low inflation, ample excess capacity, and a Federal Reserve (“the Fed”) that has indicated a willingness to maintain short-term rates near zero, continued economic growth, albeit at a modest pace, seems likely.

Financial markets experienced some dramatic ups and downs during the 12-month period ended October 31, 2010, as might be expected during a time of economic uncertainty. Equities generally moved up from November 2009 through April 2010, as investors seemed to gain confidence in the sustainability of the recovery. In late spring the sovereign debt crisis in Europe and the oil spill in the Gulf of Mexico unnerved equity investors, producing a sharp drop in the U.S. equity market in May that lasted through most of the summer. Markets have demonstrated

Annual Report l October 31, 2010 l 5

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

great sensitivity to data points.As U.S. economic data turned somewhat negative from April through August, investors wanted to reduce risk, which tended to hurt international bonds, especially those in the emerging markets.All of these factors conspired to produce a very difficult period for investors from April through August.

Around the end of August 2010, economic data in the U.S. started to look better and the Fed signaled plans for another program of quantitative easing, that is, purchasing Treasury and, potentially, Agency securities in an effort to drive long-term interest rates lower by increasing demand for long-term bonds and raising money supply. Other concerns seemed to fall away, particularly the worries that China would experience slowing growth. Equity markets rallied impressively in September and October.

For the 12 months ended October 31, 2010, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.52%. The Morgan Stanley Capital International Europe-Australasia-Far East (MSCI EAFE) Index, returned 8.82% for the 12-month period. Emerging markets were generally stronger than developed markets; return of the MSCI Emerging Markets Index was 23.89%.

Credit markets strengthened in an environment of very low interest rates, with particularly strong performance from high yield bonds, as investors searched for yield. Return of the Barclays U.S.Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. bond market as a whole, was 8.01%. Return of the Merrill Lynch HighYield Master II Index, which measures performance of the U.S. high-yield bond market, was 19.23% for the 12 months ended October 31, 2010. Convertible securities, benefitting from strength in both equity and debt markets, delivered excellent returns for the 12-month period ended October 31, 2010: return of the Merrill Lynch All U.S. Convertibles Index was 20.78%, and return of the Merrill Lynch Global 300 Convertibles Index was 13.98%.

How did the Fund perform in this environment?

Benefiting from strength in equity, credit and convertible markets, as well as favorable investment decisions made by the Investment Manager, the Fund performed very well. The Fund’s shrinking market price discount to NAV, which turned into a market price premium to NAV during the period, also aided the Fund’s market price performance. For the 12-month period ending October 31, 2010, the Fund generated a total return based on market price of 39.98% and a return of 20.87% based on NAV.As of October 31, 2010, the Fund’s market price of $9.36 represented a premium of 1.19% to NAV of $9.25.As of October 31, 2009, the Fund’s market price of $7.33 represented a discount of 12.43% to NAV of $8.37.All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

The market price and NAV of the Fund’s shares fluctuates from time to time, and the Fund’s market value may be higher or lower than its NAV. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

How was the Fund’s portfolio allocated among asset classes, industry sectors and geographically during the last 12 months?

At the end of the prior fiscal year, October 31, 2009, convertible bonds represented 68.5% of the portfolio and convertible preferred stocks represented 19.0%, for a total of 87.5% in convertible securities. High yield bonds represented 10.9%, and the remaining 1.6% of the portfolio was in short-term investments. Only moderate changes were made in allocation among asset classes during the 2010 fiscal year.As of October 31, 2010, convertible bonds represented 56.2% of total investments, and convertible preferred stocks represented 21.5%, so that the total exposure to convertibles was 77.7%. High yield bonds represented 13.6%, equities 4.1%, and other investments 4.6%.

The more significant changes were in allocation among industry sectors. During the 2009 fiscal year, a period of considerable economic uncertainty, the Fund had a substantial investment in health care related sectors, which the Investment Manager believes are relatively stable with little sensitivity to overall economic conditions. Many of the health care bonds held in the portfolio had appreciated significantly, and, as the economy began to strengthen, the Investment Manager made the decision to shift the emphasis to other sectors that stood to benefit from improving economic conditions.Accordingly, positions in the health care related sectors were reduced from 20.1% of the portfolio as of October 31, 2009, to 13.7% as of October 31, 2010, with significant gains realized on some of these investments. The proceeds of the sales of these investments were invested mainly in the financials, industrials and consumer discretionary sectors.

Under normal market conditions, the Fund invests at least 50% of its assets in foreign securities, with foreign securities defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S.At the beginning of the period, foreign securities represented 55.7% of the portfolio. In the belief that there are currently more attractive opportunities in North America than elsewhere, the foreign component was 51.3% as of October 31, 2010.

An important geographic theme of the portfolio was greater emphasis on non-Japan Asia. While Japan is a relatively mature economy, China and other Asian countries stand to benefit not only from an expanding global economy but also from a shift from export-oriented economies to consumer-related economies within each country. The Fund continued to de-emphasize Japan, as the stronger yen has hurt exporters.

6 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

Another theme during the year was investments in convertible securities of companies that are either doing secondary stock offerings or issuing new straight bonds to take advantage of the low interest rates relative to the implied spreads on convertible bonds. In many cases, these new issues caused the market to assign a higher value to the convertible bonds.An example of this strategy is an investment in Seadrill Ltd. (1.8% of long-term investments at period end), a Norwegian offshore drilling company that has deep water rigs as well as jack-up rigs. The Investment Manager purchased Seadrill convertible bonds at very attractive prices when the securities of nearly all drillers suffered in the wake of the oil spill in the Gulf of Mexico. Seadrill subsequently came to market with a straight bond, which helped to increase the value of the Fund’s convertible bonds. Other convertible bond holdings that benefited from the issuance of straight bonds were Sino-Forest Corp. (1.3% of long-term investments at period end), a commercial forest plantation operator benefiting from a strong housing market in China and Sirius XM Radio, Inc. (not held in the portfolio at period end), a satellite radio company that is experiencing strong subscriber growth.

What were the major investment decisions that affected the Fund’s performance?

One of the top performing issues was SJM Holdings Ltd. (0.6% of long-term investments at period end) a Hong Kong company that is the market leader in the rapidly growing casino gaming industry in Macau. The portfolio benefited from owning not only the convertible bonds but also some of the common stock. The gaming industry is one that is benefiting from the growing importance of the consumer in Asian economies, and this and other investments in gaming, including a position in MGM Resorts International (1.2% of long-term investments at period end) contributed to performance.

Also highly positive was a mandatory convertible preferred stock issued in late 2009 by Citigroup, Inc. (1.6% of long-term investments at period end). The Investment Manager took advantage of this issue from the large money center bank that is beginning to recover from financial problems experienced in 2008 and early 2009.

Another strong performer was Softbank Corp. (1.0% of long-term investments at period end), a large provider of wireless telecommunication services in Japan that has exclusive rights to the Apple iPhone and iPad in Japan and also has hidden assets in the form of share holdings in other technology companies.

Some of the positions in the portfolio that detracted from performance were in the health care sector. One was a convertible bond issued by Actelion Finance SCA (1.0% of long-term investments at period end), a Swiss biopharmaceutical company that focuses on the discovery, development and commercialization of treatments for heart and pulmonary conditions. The stock came under pressure after the company failed to receive FDA approval for a secondary indication for a major drug, which had the potential to greatly increase the market for the drug. The Actelion convertible bond was purchased at a price approximately 10% above its value at maturity in two years. This bond provided the opportunity to participate in a high-volatility scenario with limited downside, since Actelion is a financially sound company with a considerable cash position. While the equity participation did not work out as hoped, the bond was down much less than the stock.

In the consumer sector, preferred stock held in fruit and vegetable company Dole Food Co. (not held in the portfolio at period end) performed disappointingly as the company suffered from falling banana prices and the headwind of the falling euro in the spring, which hampered sales into this key export market for the company. Further, expected land sales to assist the balance sheet were deferred due to falling real estate prices, pushing out a catalyst.

Other poor performers were Toshiba Corporation (not held in the portfolio at period end) and Asahi Glass Co. Ltd (1.0% of long-term investments at period end), both of which are Japanese companies with large export businesses that were hurt by the strong yen.Asahi Glass makes substrates for liquid crystal displays and televisions and industrial glass used by the automotive and building industries. Toshiba is a diversified manufacturer with big positions in flash memory and power distribution; the decision was made to exit this position because of the company’s large exposure to Europe.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through the issuance of AMPS. During the 12-month period ended October 31, 2010, the cost of leverage was much less than the return of the Fund’s investments; accordingly, leverage made a significant contribution to the Fund’s total return.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage. Since the portfolio’s total return was sufficiently positive during this period, the effect of leverage was positive.

Annual Report l October 31, 2010 l 7

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

What is the current outlook for the markets and the Fund?

Advent continues to see opportunities in convertible securities and high-yield bonds, which provide the opportunity to participate in improving situations with some downside protection from the income these securities provide.At present, the most attractive opportunities appear to be in the U.S. and in Asian nations other than Japan. If the European economy remains reasonably stable and China manages to avoid serious economic problems, there should be interesting opportunities in many regions.

A major advantage of this Fund is its ability to invest in multiple asset classes, taking advantage of different opportunities and anomalies in various markets. During 2009 and early 2010, an emphasis on convertible securities proved to be beneficial.As the equity market rises, the equity sensitivity of a portfolio of convertible securities increases. When the equity market is weak, convertibles’ declining equity sensitivity, combined with a yield advantage, mitigates the downside. When the equity market rises and credit spreads narrow simultaneously, as they have during recent months, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide downside protection for overall return against down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Merrill Lynch Global 300 Convertibles Index measures performance of the global market for convertible securities.

Merrill Lynch HighYield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Merrill Lynch Global HighYield Index measures performance of the global market for high-yield bonds.

8 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers continued

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s“conversion price,”which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risks. Investing in lower grade securities (commonly known as“junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risk Associated with the Fund’s Covered Call Option Writing Strategy.
The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Auction Market Preferred Shares (AMPS) Risk. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange.You may buy or sell AMPS only through an order placed at an auction with or through a broker- dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, Income Trust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/agc for a more detailed discussion about Fund risks and considerations.

Annual Report l October 31, 2010 l 9

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Fund Summary | As of October 31, 2010 (unaudited)

Fund Statistics
Share Price		$9.36
Common Share Net Asset Value		$9.25
Premium/Discount to NAV		1.19%
Net Assets ($000)		$297,056

Total Returns
(Inception 5/29/07)	Market	NAV
One Year	39.98%	20.87%
Three Year - average annual	-7.02%	-12.79%
Since Inception - average annual	-10.25%	-10.32%

		% of Long-Term
Top Ten Industries		Investments
Banks		11.5%
Oil & Gas		8.0%
Pharmaceuticals		7.4%
Telecommunications		7.1%
Mining		6.9%
Insurance		4.6%
Diversified Financial Services		4.4%
Electric		3.8%
Lodging		3.3%
Media		3.1%

		% of Long-Term
Top Ten Issuers		Investments
Citigroup, Inc.		2.6%
Kreditanstalt fuer Wiederaufbau (Germany)		2.4%
Lucent Technologies Capital Trust I (France)		2.2%
Wells Fargo & Co.		2.1%
Teva Pharmaceutical Finance Co. (Israel)		1.9%
Seadrill Ltd. (Bermuda)		1.8%
PetroBakken Energy Ltd. (Canada)		1.8%
Bank of America Corp.		1.7%
Ford Motor Co .		1.7%
XL Group PLC (Ireland)		1.7%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Portfolio of Investments | October 31, 2010

Principal
Amount		Value
	Long-Term Investments – 151.0%
	Convertible Bonds – 89.1%
	Advertising – 1.7%
£ 2,800,000	Aegis Group Capital, NR
	2.50%, 4/20/15 (United Kingdom)	$ 4,896,326
	Agriculture – 1.2%
HK$ 23,000,000	Glory River Holdings Ltd., NR
	1.00%, 7/29/15 (Hong Kong)	3,562,373
	Airlines – 0.9%
€ 1,700,000	Air Berlin Finance BV, NR
	9.00%, 8/25/14 (United Kingdom)	2,599,114
	Apparel – 2.0%
HK$ 38,000,000	Yue Yuen Industrial Holdings Ltd., NR
	0.00%, 11/17/11 (Bermuda)	5,820,853
	Banks – 3.6%
€ 6,600,000	Kreditanstalt fuer Wiederaufbau, Ser. DPW, AAA
	1.50%, 7/30/14 (Germany)	10,744,278
	Beverages – 1.1%
$ 3,500,000	Central European Distribution Corp., B-
	3.00%, 3/15/13	3,316,250
	Biotechnology – 3.6%
$ 4,000,000	Amylin Pharmaceuticals, Inc., NR
	3.00%, 6/15/14	3,470,000
$ 6,625,000	Gilead Sciences, Inc., Ser. A, NR
	0.50%, 5/01/11	7,138,437
		10,608,437
	Building Materials – 3.2%
JPY 365,000,000	Asahi Glass Co. Ltd., NR
	0.00%, 11/14/12 (Japan)	4,613,659
$ 4,909,000	Cemex SAB de CV, NR
	4.875%, 3/15/15 (Mexico) (a)	4,945,817
		9,559,476
	Chemicals – 1.4%
CNY 7,000,000	Fufeng Group Ltd., NR
	4.50%, 4/01/15 (Cayman Islands) (b)	1,202,182
HK$ 16,350,000	Sinofert Holdings Ltd., NR
	0.00%, 8/07/11 (Bermuda)	2,805,038
		4,007,220
	Coal – 2.4%
$ 2,250,000	Massey Energy Co., BB-
	3.25%, 8/01/15	2,162,812
$ 5,458,000	Patriot Coal Corp., NR
	3.25%, 5/31/13	5,089,585
		7,252,397
	Computers – 3.5%
$ 5,300,000	Acer, Inc., Ser. B, NR
	0.00%, 8/10/17 (Taiwan)	5,841,041
€ 7,300,000	Cap Gemini SA, BBB-
	3.50%, 1/01/14 (France)	4,448,380
		10,289,421

Principal
Amount		Value
	Diversified Financial Services – 3.6%
£ 2,000,000	Aberdeen Asset Management PLC, Ser. ADN, NR
	3.50%, 12/17/14 (United Kingdom)	$ 3,593,304
€ 3,000,000	MTU Aero Engines Finance BV, Ser. MTU, NR
	2.75%, 2/01/12 (Germany)	4,560,611
$ 2,800,000	Petroplus Finance Ltd., B
	4.00%, 10/16/15 (Bermuda)	2,432,500
		10,586,415
	Electrical Components & Equipment – 4.0%
CNY 27,000,000	China High Speed Transmission Equipment Group Co. Ltd., Ser. CHIS, NR
	0.00%, 5/14/11 (Cayman Islands) (b)	4,610,716
$ 8,116,000	Suntech Power Holdings Co. Ltd., NR
	3.00%, 3/15/13 (Cayman Islands)	7,304,400
		11,915,116
	Engineering & Construction – 1.7%
$ 3,725,000	Jaiprakash Associates Ltd., NR
	0.00%, 9/12/12 (India)	4,982,188
	Entertainment – 1.3%
$ 3,500,000	International Game Technology, BBB
	3.25%, 5/01/14	3,911,250
	Forest Products & Paper – 2.0%
$ 4,875,000	Sino-Forest Corp., BB
	4.25%, 12/15/16 (Canada) (a)	5,843,906
	Health Care Products – 1.2%
$ 3,593,000	NuVasive, Inc., NR
	2.25%, 3/15/13	3,530,122
	Holding Companies – Diversified – 1.5%
€ 2,800,000	Industrivarden AB, Ser. INDU, A
	2.50%, 2/27/15 (Sweden)	4,569,270
	Internet – 3.2%
$ 3,500,000	Equinix, Inc., B-
	3.00%, 10/15/14	3,578,750
$ 5,350,000	Symantec Corp., Ser. B, BBB
	1.00%, 6/15/13	6,025,438
		9,604,188
	Leisure Time – 2.4%
£ 4,600,000	TUI Travel PLC, NR
	6.00%, 10/05/14 (United Kingdom)	7,225,778
	Lodging – 3.4%
HK$ 16,350,000	Champion Path Holdings Ltd., NR
	0.00%, 10/28/15 (Hong Kong)	2,686,723
$ 5,601,000	MGM Resorts International, CCC+
	4.25%, 4/15/15 (a)	5,383,961
$ 2,750,000	Morgans Hotel Group Co., NR
	2.375%, 10/15/14	2,134,688
		10,205,372
	Media – 1.9%
$ 4,000,000	Central European Media Enterprises Ltd., B-
	3.50%, 3/15/13 (Bermuda) (a)	3,595,000

See notes to financial statements.

Annual Report l October 31, 2010 l 11

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Principal
Amount		Value
	Media (continued)
$ 1,700,000	XM Satellite Radio, Inc., B+
	7.00%, 12/01/14 (a)	$ 2,018,750
		5,613,750
	Mining – 9.3%
$ 1,750,000	AngloGold Ashanti Holdings Finance PLC, NR
	3.50%, 5/22/14 (South Africa) (a)	2,104,375
$ 3,500,000	Enercoal Resources Pte Ltd., NR
	9.25%, 8/05/14 (Indonesia)	3,648,750
$ 2,500,000	FMG Resources August 2006 Pty Ltd., B
	7.00%, 11/01/15 (Australia) (a)	2,575,000
$ 4,000,000	Goldcorp, Inc., BBB+
	2.00%, 8/01/14 (Canada)	4,955,000
$ 5,500,000	Kinross Gold Corp., NR
	1.75%, 3/15/28 (Canada)	5,603,125
$ 3,550,000	Northgate Minerals Corp., NR
	3.50%, 10/01/16 (Canada)	3,541,125
$ 5,400,000	Vedanta Resources Jersey II Ltd., BB
	4.00%, 3/30/17 (United Kingdom)	5,265,000
		27,692,375
	Miscellaneous Manufacturing – 0.8%
$ 2,625,000	Trinity Industries, Inc., BB-
	3.875%, 6/01/36	2,457,656
	Oil & Gas – 9.6%
$ 4,325,000	Chesapeake Energy Corp., BB
	2.25%, 12/15/38	3,314,031
$ 8,500,000	PetroBakken Energy Ltd., Ser. REGS, NR
	3.125%, 2/08/16 (Canada)	8,191,875
$ 1,700,000	Petrominerales Ltd., Ser. PMG, NR
	2.625%, 8/25/16 (The Bahamas)	1,720,800
HK$ 27,400,00	Power Regal Group Ltd., NR
	2.25%, 6/02/14 (Hong Kong)	4,770,515
$ 2,200,000	Salamander Energy PLC, NR
	5.00%, 3/30/15 (United Kingdom)	2,123,000
$ 7,200,000	Seadrill Ltd., NR
	3.625%, 11/08/12 (Bermuda)	8,289,000
		28,409,221
	Pharmaceuticals – 6.8%
CHF 4,180,000	Actelion Finance SCA, NR
	0.00%, 11/22/11 (Switzerland)	4,595,450
$ 7,000,000	Shire PLC, Ser. SHP, NR
	2.75%, 5/09/14 (Jersey)	7,140,000
$ 3,525,000	Teva Pharmaceutical Finance Co. BV, Ser. D, A-
	1.75%, 2/01/26 (Israel)	3,970,031
$ 3,800,000	Teva Pharmaceutical Finance Co. LLC, Ser. C, A-
	0.25%, 2/01/26 (Israel)	4,493,500
		20,198,981
	Real Estate – 0.9%
€ 2,000,000	Conwert Immobilien Invest SE, Ser. CWI, NR
	1.50%, 11/12/14 (Austria)	2,804,124

Principal
Amount		Value
	Real Estate Investment Trusts – 1.6%
AUD 5,000,000	Commonwealth Property Office Fund, A-
	5.25%, 12/11/16 (Australia)	$ 4,647,074
	Semiconductors – 1.4%
$ 3,600,000	Intel Corp., A-
	3.25%, 8/01/39	4,288,500
	Telecommunications – 5.9%
£ 4,200,000	Cable & Wireless Worldwide PLC, NR
	5.75%, 11/24/14 (United Kingdom)	7,075,890
$ 4,700,000	Inmarsat PLC, Ser. ISAT, NR
	1.75%, 11/16/17 (United Kingdom)	5,916,125
JPY 264,000,000	Softbank Corp., BB+
	1.75%, 3/31/14 (Japan)	4,513,892
		17,505,907
	Utility – 2.0%
€ 4,000,000	International Power Jersey II Ltd., BB
	3.25%, 7/20/13 (United Kingdom)	5,943,214
	Total Convertible Bonds – 89.1%
	(Cost $247,820,216)	264,590,552

Number of
Shares		Value
	Convertible Preferred Stocks – 34.0%
	Auto Manufacturers – 1.8%
105,000	Ford Motor Co. Capital Trust II, 6.50%, 2032	5,218,500
	Banks – 9.1%
4,770	Bank of America Corp., Ser. L, 7.25% (c)	4,517,190
57,451	Citigroup, Inc., 7.50%, 2012	7,097,497
44,805	KeyCorp, Ser. A, 7.75% (c)	4,803,096
142,162	Synovus Financial Corp., Ser. tMED, 8.25%, 2013	3,092,024
7,647	Wells Fargo & Co., Ser. L, 7.50% (c) (g)	7,647,000
		27,156,807
	Electric – 5.7%
70,000	Great Plains Energy, Inc., 12.00%, 2012	4,480,000
100,000	NextEra Energy, Inc., 8.375%, 2012	5,225,000
130,000	PPL Corp., 9.50%, 2013	7,335,900
		17,040,900
	Insurance – 3.7%
140,000	Hartford Financial Services Group, Inc., Ser. F, 7.25%, 2013	3,437,000
254,558	XL Group PLC, 10.75%, 2011 (Ireland)	7,601,102
		11,038,102
	Investment Companies – 1.6%
57,000	Eurazeo, Ser. DANO, 6.25%. 2014 (France)	4,750,536
	Mining – 1.1%
60,000	AngloGold Ashanti Ltd., 6.00%, 2013 (South Africa)	3,255,000
	Oil & Gas – 2.0%
100,000	Apache Corp., Ser. D, 6.00%, 2013	5,820,000

See notes to financial statements.

12 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Number of
Shares		Value
	Pharmaceuticals – 3.3%
4,000	Mylan, Inc., 6.50%, 2010	$ 4,758,440
130,000	Omnicare Capital Trust II, Ser. B, 4.00%, 2033	4,888,000
		9,646,440
	Pipelines – 0.8%
2,100	El Paso Corp., 4.99% (c)	2,491,650
	Real Estate Investment Trusts – 1.6%
200,000	Alexandria Real Estate Equities, Inc., Ser. D, 7.00% (c)	4,870,000
	Telecommunications – 3.3%
11,204	Lucent Technologies Capital Trust I, 7.75%, 2017 (France) (g)	9,803,500
	Total Convertible Preferred Stocks – 34.0%
	(Cost $86,546,134)	101,091,435

Principal
Amount		Value
	Corporate Bonds – 21.5%
	Chemicals – 1.7%
$ 4,564,000	Lyondell Chemical Co., B
	11.00%, 5/01/18	5,134,500
	Diversified Financial Services – 3.1%
3,750,000	Capital One Capital V, BB
	10.25%, 8/15/39	4,092,187
2,000,000	Ford Motor Credit Co. LLC, B+
	12.00%, 5/15/15	2,565,900
2,500,000	ZFS Finance USA Trust II, A
	6.45%, 12/15/65 (a) (d)	2,425,000
		9,083,087
	Electronics – 0.2%
700,000	Sanmina-SCI Corp., CCC+
	8.125%, 3/01/16	722,750
	Food – 1.2%
1,800,000	Smithfield Foods, Inc., B-
	7.00%, 8/01/11	1,869,750
1,500,000	Smithfield Foods, Inc., B+
	10.00%, 7/15/14 (a)	1,736,250
		3,606,000
	Health Care Services – 1.7%
4,500,000	Apria Healthcare Group, Inc., BB+
	11.25%, 11/01/14	4,989,375
	Holding Companies – Diversified – 1.5%
4,000,000	Leucadia National Corp., BB+
	8.125%, 9/15/15 (g)	4,385,000
	Insurance – 3.3%
2,500,000	AXA SA, BBB
	6.379% (France) (a) (c) (d)	2,375,000
4,100,000	Liberty Mutual Group, Inc., BB
	10.75%, 6/15/58 (a) (d)	5,125,000
1,700,000	MetLife, Inc., BBB
	10.75%, 8/01/39	2,300,936
		9,800,936

Principal
Amount		Value
	Iron/Steel – 0.7%
$ 2,000,000	Steel Dynamics, Inc., BB+
	7.375%, 11/01/12	$ 2,147,500
	Lodging – 0.6%
1,499,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., BB+
	7.75%, 8/15/20 (a)	1,633,910
	Media – 2.7%
3,406,000	Clear Channel Worldwide Holdings, Inc., Ser. B, B
	9.25%, 12/15/17	3,738,085
1,500,000	Univision Communications, Inc., B
	12.00%, 7/01/14 (a)	1,666,875
2,500,000	UPC Holding BV, B-
	9.875%, 4/15/18 (Netherlands) (a)	2,743,750
		8,148,710
	Oil & Gas – 0.6%
1,800,000	Alta Mesa Holdings/Alta Mesa Finance Services Corp., B
	9.625%, 10/15/20 (a)	1,793,250
	Pharmaceuticals – 1.2%
3,325,000	Axcan Intermediate Holdings, Inc., B
	12.75%, 3/01/16	3,524,500
	Retail – 1.4%
3,750,000	Toys R Us Property Co. LLC, B+
	8.50%, 12/01/17 (a)	4,078,125
	Telecommunications – 1.6%
4,905,000	iPCS, Inc., BB-
	2.412%, 5/01/13 (d)	4,757,850
	Total Corporate Bonds – 21.5%
	(Cost $58,677,745)	63,805,493

Number of
Shares		Value
	Warrants – 3.0%
	Banks — 3.0%
1,618,479	Bank of America Corp., expiring 10/28/18 (e)	3,317,882
285,569	JP Morgan Chase & Co., expiring 10/28/18 (e)	3,641,005
236,100	Wells Fargo & Co., expiring 10/28/18 (e)	1,947,825
	(Cost $9,535,854)	8,906,712
	Preferred Stocks – 1.6%
	Banks – 1.6%
179,347	Citigroup Capital XIII, 7.875%, 2040 (f)
	(Cost $4,679,171)	4,752,696
	Common Stocks – 0.9%
	Lodging – 0.9%
1,908,396	SJM Holdings Ltd. (Hong Kong)
	(Cost $1,386,039)	2,835,897
	Exchange-Traded Notes – 0.9%
197,500	iPATH S&P 500 VIX Short-Term Futures ETN (e)
	(Cost $3,448,834)	2,591,200
	Total Long-Term Investments – 151.0%
	(Cost $412,093,993)	448,573,985

See notes to financial statements.

Annual Report l October 31, 2010 l 13

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Number of
Shares		Value
	Short-Term Investments – 7.4%
	Money Market Funds – 7.4%
21,856,047	Goldman Sachs Financial Prime Obligations
	(Cost $21,856,047)	$ 21,856,047
	Total Investments – 158.4%
	(Cost $433,950,040)	470,430,032
	Liabilities in excess of Other Assets – (1.2%)	(3,374,268)
	Preferred Stock, at redemption value – (-57.2% of Net Assets
	Applicable to Common Shareholders or -36.1% of Total Investments)	(170,000,000)
	Net Assets Applicable to Common Shareholders — 100.0%	$ 297,055,764

AB – Stock Company

BV – Limited Liability Company

LLC – Limited Liability Corporation

LP – Limited Partnership

PLC – Public Limited Company

Pte – Public Trading Enterprise

Pty – Proprietary Limited Company

SA – Corporation

SAB de CV – Public Traded Company

SCA – Limited Partnership

SE – Public Limited Liability Company

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to 16.8% of net assets.

(b)	The reference entity is denominated in Chinese Yuan, but traded in U.S. dollars.
(c)	Perpetual maturity.
(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
(e)	Non-income producing security.
(f)	Variable rate coupon. The rate shown is as of October 31, 2010.
(g)	All or a portion of this security has been physically segregated in connection with swap agreements. As of October 31, 2010, the total amount segregated was $7,875,375.

Ratings shown are per Standard & Poor’s. Securities classified as NR are not rated by Standard & Poor’s. Ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

14 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Assets and Liabilities | October 31, 2010

Assets
Investments in securities, at value (cost $433,950,040)	$470,430,032
Receivable for securities sold	5,471,696
Dividends and interest receivable	3,962,248
Restricted Cash	1,138,077
Receivable for shares issued through dividend reinvestment	349,108
Cash	85,463
Tax claim receivable	81,513
Other assets	30,103
Total assets	481,548,240
Liabilities
Payable for securities purchased	9,841,057
Unrealized depreciation on forward exchange currency contracts	3,875,240
Investment management fee payable	237,217
Investment advisory fee payable	158,144
Unrealized depreciation on swaps	46,892
Dividends payable - preferred shares	31,810
Administration fee payable	9,144
Accrued expenses and other liabilities	292,972
Total liabilities	14,492,476
Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 6,800 authorized, issued and outstanding at $25,000 per share liquidation preference	170,000,000
Net Assets Applicable to Common Shareholders	$297,055,764
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 32,111,474 shares issued and outstanding	$32,111
Additional paid-in capital	573,794,887
Net unrealized appreciation on investments, options, swaps and foreign currency translation	32,597,082
Accumulated net realized loss on investments, options, swaps and foreign currency transactions	(312,187,953)
Accumulated undistributed net investment income	2,819,637
Net Assets Applicable to Common Shareholders	$297,055,764
Net Asset Value Applicable to Common Shareholders
(based on 32,111,474 common shares outstanding)	$9.25

See notes to financial statements.

Annual Report l October 31, 2010 l 15

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Operations | For the year ended October 31, 2010

Investment Income
Interest	$16,257,315
Dividends (net of foreign withholding taxes of $2,517)	6,945,106
Total income		$23,202,421
Expenses
Investment management fee	2,721,647
Investment advisory fee	1,814,432
Auction agent fee - preferred shares	243,625
Professional fees	201,835
Trustees’fees and expenses	149,469
Fund accounting	105,411
Administration fee	105,722
Printing	97,323
Custodian	69,321
Insurance	57,432
NYSE listing fee	24,913
Rating agency fee	22,314
Transfer agent	19,313
Miscellaneous	19,761
Total expenses		5,652,518
Net investment income		17,549,903
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		43,808,659
Options		(153,548)
Swaps		(190,564)
Foreign currency transactions		(890,893)
Change in net unrealized appreciation (depreciation) on:
Investments		51,975
Options		(116,512)
Swaps		50,381
Foreign currency translation		(3,782,528)
Net realized and unrealized gain on investments, options swaps and foreign currency transactions		38,776,970
Distributions to Preferred Shareholders from Net investment income		(2,591,273)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$53,735,600

See notes to financial statements.

16 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Changes in Net Assets
Applicable to Common Shareholders |
	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$17,549,903	$18,615,490
Net realized gain (loss) on investments, options, swaps and
foreign currency transactions	42,573,654	(146,403,505)
Net change in unrealized appreciation (depreciation) on investments,
options, swaps and foreign currency translation	(3,796,684)	206,641,660
Distributions to Preferred Shareholders from:
Net investment income	(2,591,273)	(2,853,776)
Net increase in net assets applicable to Common
Shareholders resulting from operations	53,735,600	75,999,869
Distributions to Common Shareholders:
From and in excess of net investment income	(25,436,059)	(17,348,741)
Return of capital	–	(8,954,789)
Total distributions to common shareholders	(25,436,059)	(26,303,530)
Capital Share Transactions:
Reinvestment of dividends	2,167,394	–
Net increase from capital share transactions	2,167,394	–
Total increase in net assets	30,466,935	49,696,339
Net Assets Applicable to Common Shareholders
Beginning of period	266,588,829	216,892,490
End of period (including accumulated undistributed net investment
income of $2,819,637 and ($1,061,783), respectively)	$297,055,764	$266,588,829

See notes to financial statements.

Annual Report l October 31, 2010 l 17

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Financial Highlights |

				For the Period
	For the	For the	For the	May 29, 2007(a)
Per share operating performance	year ended	year ended	year ended	through
for a share of common stock outstanding throughout the period	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value, beginning of period	$8.37	$6.81	$19.37	$19.10	(b)
Income from investment operations
Net investment income (c)	0.55	0.58	1.10	0.42
Net realized and unrealized gain(loss) on investments, options, swaps and
foreign currency transactions	1.21	1.90	(11.72)	0.44
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.08)	(0.09)	(0.24)	(0.04)
Total from investment operations	1.68	2.39	(10.86)	0.82
Common and preferred shares’ offering expenses charged to
paid-in-capital	–	–	–	(0.11)
Distributions to Common Shareholders
From and in excess of net investment income	(0.80)	(0.54)	(1.27)	(0.44)
Return of capital	–	(0.29)	(0.43)	–
Total dividends and distributions to Common Shareholders	(0.80)	(0.83)	(1.70)	(0.44)
Net asset value, end of period	$9.25	$8.37	$6.81	$19.37
Market value, end of period	$9.36	$7.33	$5.99	$16.75
Total investment return (d)
Net asset value	20.87%	38.26%	-60.31%	3.82%
Market value	39.98%	39.85%	-58.94%	-14.11%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$297,056	$266,589	$216,892	$617,126
Preferred shares, at redemption value ($25,000 per share liquidation
preference) (thousands)	$170,000	$170,000	$170,000	$170,000
Preferred shares asset coverage per share	$68,685	$64,204	$56,955	$115,700
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after balance credits	1.99%	2.34%	1.68%	1.33	%(e)
Net Expenses, before balance credits	1.99%	2.34%	1.68%	1.35	%(e)
Net Investment Income, after balance credits, prior to effect of dividends
to preferred shares	6.19%	8.29%	7.47%	5.22	%(e)
Net Investment Income, before balance credits, prior to effect of dividends
to preferred shares	6.19%	8.29%	7.47%	5.20	%(e)
Net Investment Income, after balance credits, after effect of dividends
to preferred shares	5.27%	7.02%	5.86%	4.70	%(e)
Net Investment Income, before balance credits, after effect of dividends
to preferred shares	5.27%	7.02%	5.86%	4.68	%(e)
Portfolio turnover rate	125%	166%	118%	35%

(a)	Commencement of investment operations.
(b)	Before reimbursement of offering expenses charged to capital during the period.
(c)	Based on average shares outstanding during the period.
(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total invest- ment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

18 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Notes to Financial Statements | October 31, 2010

Note 1 – Organization:

Advent/Claymore Global Convertible Securities & Income Fund (the“Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim Partners”), a global diversified financial services firm, and Guggenheim Funds Services Group, Inc. (formerly Claymore Group Inc.), parent of Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC, the“Adviser”), the Adviser of the Fund, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009, whereby GuggClay Acquisition, Inc. merged into Guggenheim Funds Services Group, Inc., the surviving entity. This transaction resulted in a change-of-control whereby Guggenheim Funds Services Group, Inc. and its subsidiaries, including Guggenheim Funds Investment Advisors, LLC, became indirect, wholly-owned subsidiaries of Guggenheim Partners. As a result of this merger, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc. The transaction did not affect the daily operations of the Fund or the investment management activities of the Adviser.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There are no securities fair valued at October 31, 2010.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report l October 31, 2010 l 19

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the year ended October 31, 2010.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2010:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
(value in $000s)	(Level 1)	(Level 2)	(Level 3)	Total
Description
Assets:
Convertible Bonds	$–	$264,591	$–	$264,591
Convertible Preferred Stocks
Auto Manufacturers	5,218	–	–	5,218
Banks	27,157	–	–	27,157
Electric	11,816	5,225	–	17,041
Insurance	11,038	–	–	11,038
Investment Companies	4,750	–	–	4,750
Mining	3,255	–	–	3,255
Oil & Gas	5,820	–	–	5,820
Pharmaceuticals	9,646	–	–	9,646
Pipelines	–	2,492	–	2,492
Real Estate Investment Trusts	–	4,870	–	4,870
Telecommunications	–	9,804	–	9,804
Corporate Bonds	–	63,805	–	63,805
Warrants	8,907	–	–	8,907
Preferred Stocks	4,753	–	–	4,753
Common Stocks	2,836	–	–	2,836
Exchange-Traded Notes	2,591	–	–	2,591
Money Market Fund	21,856	–	–	21,856
Total	$119,643	$350,787	$–	$470,430
Liabilities:
Credit Default Swap	$–	$47	$–	$47
Forward Exchange Currency Contracts	–	3,875	–	3,875
Total	$–	$3,922	$–	$3,922
There were no transfers between Level 1 and Level 2. There were no level 3 transfers.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

20 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes swaps and forward exchange currency contracts.

(d) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(e) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(g) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily using broker quotes at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(h) Concentration of Risk

It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Annual Report l October 31, 2010 l 21

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

(i) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between Guggenheim Funds Investment Advisors, LLC (the“Adviser”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Guggenheim Funds Investments Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investments Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated realized gains or losses on investments. A permanent book to tax difference relating to the distributions received from convertible bonds and trust preferred securities totaling $4,495,012 was reclassified from accumulated realized gains to accumulated undistributed net investment income. A permanent book and tax difference relating to losses on foreign currency transactions in the amount of $890,893 were reclassified from net realized gain to net investment income. Finally, a permanent book to tax difference relating to a taxable overdistribution paid totaling $10,754,730 was reclassified from accumulated undistributed net investment income to capital.

22 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

At October 31, 2010 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options and foreign currency translations are as follows:

			Net Tax	Net Tax
			Unrealized	Unrealized
Cost of			Appreciation	Appreciation
Investments	Gross Tax	Gross Tax	(Depreciation)	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$434,503,817	$40,950,108	$(5,023,893)	$35,926,215	$(7,913)
As of October 31, 2010, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:
			Undistributed	Undistributed
			Ordinary	Long-Term
			Income/	Gains/
			(Accumulated	(Accumulated
			Ordinary Loss)	Capital Loss)
			$ –	$(311,426,223)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, and additional income accrued for tax purposes on certain convertible securities and swaps.

At October 31, 2010, for federal income tax purposes, the Fund had a capital loss carryforward of $311,426,223 available to offset possible future capital gains. Of the capital loss carryforward, $156,088,071 expires on October 31, 2016, and $155,338,152 expires on October 31, 2017.

For the years ended October 31, 2010 and October 31, 2009, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $28,027,332 and $20,202,517 was ordinary income and $0 and $8,954,789 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2010, purchases and sales of investments, other than short-term securities, were $549,716,377 and $558,119,332 respectively.

Note 6 – Derivatives:

(a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the year ended October 31, 2010.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	2,405	$ 167,187
Options written during the period	3,988	158,781
Options expired during the period	(2,756)	(163,908)
Options closed during the period	(1,893)	(115,376)
Options assigned during the period	(1,744)	(46,684)
Options outstanding, end of period	–	$ –

Annual Report l October 31, 2010 l 23

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2010, the following forward exchange currency contracts were outstanding:

	Contracts to Buy	Counterparty	Settlement Date	Settlement Value	Value at 10/31/10	Net Unrealized Depreciation
EUR	1,018,300
for USD	1,418,594	The Bank of New York Mellon	11/2/10	1,418,594	1,415,336	$(3,258)
EUR	969,038
for USD	1,349,966	The Bank of New York Mellon	11/2/10	1,349,966	1,346,865	(3,101)
HKD	9,101,633
for USD	1,174,298	The Bank of New York Mellon	11/2/10	1,174,298	1,174,056	(242)
						$(6,601)

	Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 10/31/10	Net Unrealized Depreciation
EUR	29,100,000
for USD	37,525,614	The Bank of New York Mellon	12/16/10	37,525,614	40,421,804	$(2,896,190)
GBP	11,200,000
for USD	17,290,896	The Bank of New York Mellon	12/16/10	17,290,896	17,899,956	(609,060)
HKD	4,250
for USD	548	The Bank of New York Mellon	11/1/10	548	548	–
JPY	965,000,000
for USD	11,622,025	The Bank of New York Mellon	12/16/10	11,622,025	11,985,414	(363,389)
						(3,868,639)
Total unrealized depreciation for forward exchange currency contracts						$(3,875,240)

(c) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the“Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Funds’ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a coun-terparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty's credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments' payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default swap agreements during the year ended October 31, 2010 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2010 are as follows:

24 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

Credit Default Swap Agreements:
				Implied Credit	Notional	Paying
		Buy/Sell	Termination	Spread at	Amount	Fixed	Unrealized
Counterparty	Reference Entity	Protection	Date	October 31, 2010(1)	(000)	Rate	Depreciation
Citibank, N.A.	Dow Chemical Company	Buy	12/20/2015	98.32%	$3,150	1.00%	$(46,892)

For the credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

(1)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular refer enced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted”indi cates a credit event has occurred for the referenced entity or obligation.

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2010.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:

(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward exchange risk	Unrealized appreciation on currency contracts	–	Unrealized depreciation on currency contracts	$3,875
Credit risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	47
Total		–		$3,922

The Fund increased the volume of activity in swaps during the period ended October 31, 2010, with an average notional balance of approximately $1,356,164 during the year ended October 31, 2010 and an ending notional balance of $3,150,000.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2010.

Effect of Derivative Instruments on the Statement of Operations:

(amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Transactions	Total
Credit risk	$(190)	$ –	$ –	$ (190)
Equity risk	–	(154)	–	(154)
Forward exchange risk	–	–	(890)	(890)
Total	$(190)	$(154)	$(890)	$(1,234)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Translations	Total
Credit risk	$52	$ –	$ –	$ 52
Equity risk	–	(117)	–	(117)
Forward exchange risk	–	–	(3,783)	(3,783)
Total	$52	$(117)	$(3,783)	$(3,848)

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,368,827
Average Settlement Value Sold	$4,857,650
Ending Settlement Value Purchased	$3,942,858
Ending Settlement Value Sold	$66,439,083

The Fund increased the volume of activity in swaps during the period ended October 31, 2010, with an average notional balance of approximately $1,356,164 during the year ended October 31, 2010 and an ending notional balance of $3,150,000.

Annual Report l October 31, 2010 l 25

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,111,474 issued and outstanding.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Beginning Shares	31,867,616	31,867,616
Shares issued through dividend reinvestment	243,858	–
Ending Shares	32,111,474	31,867,616

Preferred Shares

On June 12, 2007, the Fund’s Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

For the year ended October 31, 2010, the annualized dividend rates ranged from:

	High	Low	At October 31, 2010
Series T7	1.58%	1.46%	1.50%
Series W7	1.58%	1.46%	1.50%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Event:

Subsequent to October 31, 2010, the Fund declared on November 1, 2010, a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on November 30, 2010 to shareholders of record on November 15, 2010.

On December 1, 2010, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on December 31, 2010 to shareholders of record on December 15, 2010.

The Fund has performed an evaluation of subsequent events through December 22, 2010, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

26 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of
Advent/Claymore Global Convertible Securities & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent/Claymore Global Convertible Securities & Income Fund (the“Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2010

Semiannual Report l October 31, 2010 l 27

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $3,567,098 was received by the Fund through October 31, 2010. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $2,658,881 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 28, 2010. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class I Trustees by common and preferred shareholder of the Fund:
		# of Shares
	In Favor		Withheld
Gerald L. Seizert	28,319,177		1,213,269
Derek Medina	28,283,569		1,248,876
Randall C. Barnes	28,290,065		1,242,380

The other Trustees of the Fund whose terms did not expire in 2010 are Daniel L. Black, Tracy V. Maitland, Ronald A. Nyberg and Michael A. Smart.

28 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Supplemental Information (unaudited) continued

Trustees
The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Number of
Name, Address,			Funds
Year of Birth and	Term of Office*	Principal Occupations During	in Fund
Position(s) Held	and Length of	the Past Five Years and	Complex** Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2007	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly,	3	Director of Penn Foster
Year of birth: 1960		Managing Director and Co-head of the Merchant Banking Group		Education Group, Inc.
Trustee		at BNY Capital Markets, a division of The Bank of New York Co.,
Inc. (1998-2003).
Randall C. Barnes++	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President,	49	None.
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development (1987-1990) of PepsiCo,
Inc. (1987-1997).
Derek Medina+	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-	3	Director of Young
Year of birth: 1966		present), Vice President, Business Affairs and News Planning at		Scholar’s Institute.
Trustee		ABC News (2003-present). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at
Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty
(1988-1990).
Ronald A. Nyberg++	Since 2007	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in	51	None.
Year of birth: 1953		corporate law, estate planning and business transactions (2000-
Trustee		present). Formerly, Executive Vice President, General Counsel
and Corporate Secretary of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFP+	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he	3	Former Director of Loomis,
Year of birth: 1952		directs the equity disciplines of the firm and serves as a co-		Sayles and Co., L.P.
Trustee		manager of the firm’s hedge fund, Proper Associates, LLC (2000-
present). Formerly, Co-Chief Executive (1998-1999) and a
Managing Partner and Chief Investment Officer-Equities of Munder
Capital Management, LLC (1995-1999). Former Vice President
and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset
manager) (1984-1995). Former Vice President and Portfolio
Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2007	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First	3	Director, Country Pure Foods.
Year of birth: 1960		Atlantic Capital Ltd., (2001-present). Formerly, a Managing		Chairman, Board of Directors,
Trustee		Director in Investment Banking-The Private Equity Group (1995-		Berkshire Blanket, Inc.
		2001) and a Vice President in Investment Banking-Corporate		President and Chairman,
		Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of		Board of Directors, Sqwincher
		The Carpediem Group, (1991-1992). Associate at Dillon, Read		Holdings. Director, Sprint
		and Co. (investment bank) (1988-1990).		Industrial Holdings. Co-chairman,
Board of Directors, H2O Plus.
Interested Trustees:
Tracy V. Maitland+†	Since 2007	President of Advent Capital Management, LLC, which he founded	3	None.
Year of birth: 1960		in 1995. Prior to June, 2001, President of Advent Capital
Trustee, President and		Management, a division of Utendahl Capital.
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

*
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

-Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
-Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

**
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an“interested person”(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Annual Report l October 31, 2010 l 29

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Supplemental Information (unaudited) continued

Officers
The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Name, Address*,	Term of Office**	Principal Occupations
Year of Birth and	and Length of	During the Past Five Years
Position(s) Held with Registrant	Time Served	and Other Affiliations
Officers:
F. Barry Nelson	Since 2007	Co-Portfolio Manager at Advent Capital Management, LLC (2001- present). Prior to June 2001, Mr.
Year of birth: 1943		Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice
Year of birth: 1965		President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Rodd Baxter	Since 2007	General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950
Secretary and
Chief Compliance Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

30 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866)488-3559.

31 l Annual Report l October 31, 2010

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	TracyV. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Investment Adviser and
Tracy V. Maitland*	Vice President and Assistant Secretary	Administrator
Chairman		Guggenheim Funds Investment
	Robert White	Advisors, LLC (Formerly known as
Derek Medina	Treasurer and Chief Financial Officer	Claymore Advisors, LLC)
Lisle, Illinois
Ronald A. Nyberg	Rodd Baxter
	Secretary and Chief	Custodian and
Gerald L. Seizert	Compliance Officer	Transfer Agent
The Bank of New York Mellon
Michael A. Smart		New York, New York

* Trustee is an “interested person” of the Fund as defined in		Preferred Stock-
the Investment Company Act of 1940, as amended.		Dividend Paying Agent
The Bank of NewYork Mellon
New York, NewY ork

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
NewYork, New York

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Global Convertible Securities & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Fund’s website at www.guggenheimfunds.com/agc or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

Annual Report l October 31, 2010 l 35

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in NewYork, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by TracyV. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch.Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, New York 10020

Guggenheim Funds Distributors, Inc.
2455 Corporate West Dr
Lisle, IL 60532
Member FINRA/SIPC
(12/10)

AGC-AR-1010

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)             (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $95,591 and $96,750 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

(b)           Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a), were $16,700 and $16,700 for the fiscal years ended October 31, 2010 and October 31, 2009, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c)           Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $16,500 and $16,500 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)           All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2010 and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in Items 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY

OF

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent/Claymore Global Convertible Securities & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

  (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $33,200 and $33,200 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Daniel Black, Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Paul Latronica and Hart Woodson (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of October 31, 2010:

Name	Since	Professional Experience
Paul Latronica	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than six years.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.

(a) (2) (i-iii)   Other accounts managed. Mr. Latronica does not manage any performance based fee accounts.  Mr. Woodson manages four performance based fee accounts with total assets of $748 million.  The following summarizes information regarding each of the other accounts managed by the Portfolio Managers as of October 31, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Paul Latronica	1	$165 million	1	$27 million	57	$1,280 million
Hart Woodson	0	$0	4	$448 million	8	$818 million

(a) (2) (iv)  Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)  Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)  Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by each of the Portfolio Managers as of October 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Paul Latronica	$1-$10,000
Hart Woodson	$10,001-$50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-e(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:            /s/ Tracy V. Maitland

Name:       Tracy V. Maitland

Title:          President and Chief Executive Officer

Date:         January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:            /s/ Tracy V. Maitland

Name:       Tracy V. Maitland

Title:          President and Chief Executive Officer

Date:         January 7, 2011

By:            /s/ Robert White

Name:       Robert White

Title:          Treasurer and Chief Financial Officer

Date:         January 7, 2011